                        [LETTERHEAD OF AMERICA ONLINE]

                                                                   EXHIBIT 10.29
Eric Keller
Vice President, Business Affairs
Ph: 703/265-2024 (direct)
Fax: 703/265-1206
E-mail: ELKeller@aol.com



June 4, 1999


VIA FACSIMILE
Mr. Doug Walner
Stamps.com
29000 31/st/ Street, Suite 150
Santa Monica, CA 90405

Re: Insertion Order Agreement by and between America Online, Inc. ("AOL") and Stamps.com, Inc. ("Stamps.com") executed December 16, 1998 (the
     ---------------------------------------------------------------
     "Agreement")
     -----------


Dear Mr. Walner:

Pursuant to your request, AOL is willing to extend the date by which Stamps.com is required to receive approval from the United States Postal Service to engage in full scale marketing of online postage from June 30, 1999 to August 15, 1999. Accordingly AOL agrees to delete the date "June 30, 1999" from Section 2(a)(ii)(3) of Exhibit A to the Agreement and insert in place thereof the date "August 15, 1999."

Please acknowledge your agreement with the foregoing modification of the Agreement by signing below in the space indicated and returning one copy of this letter to me.

Sincerely,

/s/ Eric Keller

Eric Keller
Vice President, Business Affairs


ACCEPTED AND AGREED AS OF THIS 4/th/ DAY OF JUNE, 1999:

Stamps.com, Inc.


By: /s/ John Payne
   ------------------------------
   Name:  John Payne
   Title: CEO & President